UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2021

LEE ENTERPRISES, INCORPORATED

(Exact Name of Registrant As Specified In Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6227 (Commission File Number)	42-0823980 (IRS Employer Identification No.)

4600 East 53rd Street

Davenport, Iowa 52807
(Address of Principal Executive Offices, including Zip Code)

(563) 383-2100
  (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	LEE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On November 26, 2021, an affiliate of Alden Global Capital, LLC (together with its affiliates, “Alden”) submitted to Lee Enterprises, Incorporated (the “Company”) a purported notice (the “Notice”) seeking to nominate three candidates to stand for election to the Company’s Board of Directors (the “Board”) at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Board has reviewed the Notice and determined that it fails to comply with applicable requirements for making director nominations that are set forth in the Company’s bylaws. On December 3, 2021, the Company’s outside legal counsel, Kirkland & Ellis LLP, sent a letter (the “Letter”) to Alden on behalf of the Company informing Alden that the Notice does not constitute a valid notice of director nominations for the 2022 Annual Meeting, and as the November 26, 2021 deadline for providing a timely and proper notice of nominations at the 2022 Annual Meeting has passed, any nominations that purport to be made pursuant to the Notice will be disregarded. A copy of the Letter is furnished as Exhibit 99.1 to this Report.

On December 3, 2021, the Company issued a press release announcing that the Notice is invalid. A copy of the press release is furnished as Exhibit 99.2 to this Report.

The information contained in Item 7.01 to this Report and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Kirkland & Ellis LLP Letter to Strategic Investment Opportunities LLC, dated December 3, 2021.

99.2	Press Release dated December 3, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: December 3, 2021	By:	/s/ Timothy R. Millage
	Name:	Timothy R. Millage
	Title:	Vice President, Chief Financial Officer and Treasurer